99.2 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Flanigan"s Enterprises, Inc. (the "Company") on Form 10-K for the year ended September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
A. Doxey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 06 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Edward A. Doxey
                                                ----------------------
                                                Name: Edward A. Doxey
                                                Chief Financial Officer
                                                Date: December 27, 2002